    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1998.



                                                      REGISTRATION NO. 333-48985

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               AARON RENTS, INC.
               (Exact name of issuer as specified in its charter)

                    GEORGIA                                          58-0687630
        (State or other jurisdiction of                           (I.R.S. Employer
         incorporation or organization)                        Identification Number)

                            309 E. PACES FERRY ROAD
                          ATLANTA, GEORGIA 30305-2377
                                 (404) 231-0011
  (Address, including zip code, and telephone number, including area code, of issuer's principal executive offices)
                                 KEITH C. GROEN
                      VICE PRESIDENT, LEGAL AND SECRETARY

                               AARON RENTS, INC.
              309 E. PACES FERRY ROAD, ATLANTA, GEORGIA 30305-2377
                                 (404) 231-0011
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

               MICHAEL H. TROTTER                                 DAVID M. CARTER
            KILPATRICK STOCKTON LLP                              HUNTON & WILLIAMS
             1100 PEACHTREE STREET                              951 EAST BYRD STREET
          ATLANTA, GEORGIA 30309-4530                      RICHMOND, VIRGINIA 23219-4074
           TELEPHONE: (404) 815-6500                         TELEPHONE: (804) 788-8200

                             ---------------------
    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                    ---------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                            ---------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


    THE COMPANY HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE COMPANY SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS



EXHIBIT
NUMBER           DESCRIPTION OF EXHIBIT
-------          ----------------------
   1         --  Form of Underwriting Agreement
   4(a)      --  Amended and Restated Articles of Incorporation of the
                 Company, filed as Exhibit 3 to the Company's Quarterly
                 Report on Form 10-Q for the quarter ended March 31, 1996,
                 which exhibit is by this reference incorporated herein.
   4(b)      --  Amended and Restated By-Laws of the Company, filed as
                 Exhibit 3(b) to the Company's Annual Report on Form 10-K for
                 the year ended December 31, 1997, which exhibit is by this reference incorporated herein.
   5         --  Opinion of Kilpatrick Stockton LLP.*
  23(a)      --  Consent of Ernst & Young LLP.*
  23(b)      --  Consent of Kilpatrick Stockton LLP (included in Exhibit 5).
  24         --  Power of Attorney (set forth on signature page).


---------------


* Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 27, 1998.


                                          AARON RENTS, INC.


                                          By:      /s/ KEITH C. GROEN

                                            ------------------------------------

                                                       Keith C. Groen


                                                       Vice President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 1998.


                      SIGNATURE                                            TITLE
                      ---------                                            -----

                          *                            Chief Executive Officer and Chairman of the
-----------------------------------------------------    Board of Directors(Principal Executive
             R. Charles Loudermilk, Sr.                  Officer)

                          *                            President, Chief Operating Officer and
-----------------------------------------------------    Director
              Robert C. Loudermilk, Jr.

                          *                            Vice President, Finance and Director
-----------------------------------------------------    (Principal Financial Officer)
                Gilbert L. Danielson

                          *                            Controller
-----------------------------------------------------    (Principal Accounting Officer)
               Robert P. Sinclair, Jr.

                                                       Director
-----------------------------------------------------
                   Ronald W. Allen

                                                       Director
-----------------------------------------------------
                     Leo Benatar

                          *                            Director
-----------------------------------------------------
                     Earl Dolive

                                                       Director
-----------------------------------------------------
                    J. Rex Fuqua

                 /s/ KEITH C. GROEN                    Vice President, Legal and Director
-----------------------------------------------------
                   Keith C. Groen

                                                       Director
-----------------------------------------------------
                Ingrid Saunders Jones

                      SIGNATURE                                            TITLE
                      ---------                                            -----

                          *                            Director
-----------------------------------------------------
                 LTG M. Collier Ross

                                                       Director
-----------------------------------------------------
                     R.K. Sehgal

               By: /s/ KEITH C. GROEN
  -------------------------------------------------
                   Keith C. Groen
            Pursuant to Power of Attorney

                                  EXHIBIT LIST


EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT                     PAGE
-------                           ----------------------                     ----
   1      --   Form of Underwriting Agreement..............................
   4(a)   --   Amended and Restated Articles of Incorporation of the
               Company, filed as Exhibit 3 to the Company's Quarterly
               Report on Form 10-Q for the quarter ended March 31, 1996
               which exhibit is by this reference incorporated herein......
   4(b)   --   Amended and Restated By-Laws of the Company, filed as
               Exhibit 3(b) to the Company's Annual Report on Form 10-K for
               the year ended December 31, 1997, which exhibit is by this reference incorporated herein...............................
   5      --   Opinion of Kilpatrick Stockton LLP*.........................
  23(a)   --   Consent of Ernst & Young LLP*...............................
  23(b)   --   Consent of Kilpatrick Stockton LLP (included in Exhibit
               5)..........................................................
  24      --   Power of Attorney (set forth on signature page).............


---------------


* Previously filed.